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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

         The original 8-K has been amended by this 8-K/A to replace a mistakenly filed Pooling and Servicing Agreement.

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) May 17, 2001

IMPAC SECURED ASSETS CORP. (as company under a Pooling and Servicing Agreement, dated as of March 1, 2001, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 2001-2)


                           Impac Secured Assets Corp.
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             (Exact name of registrant as specified in its charter)

          CALIFORNIA               333-53986                   33-071-5871
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(State or Other Jurisdiction      (Commission                (I.R.S. Employer
of Incorporation)                 File Number)               Identification No.)


1401 Dove Street
Newport Beach, California                                           92660
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(Address of Principal                                             (Zip Code)
Executive Offices)


Registrant's telephone number, including area code, is (949) 475-3600

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

                  1. Pooling and Servicing Agreement, dated as of March 1, 2001 among Impac Secured Assets Corp., as company, Impac Funding Corporation, as master servicer, and Wells Fargo Bank Minnesota, National Association, as trustee.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  IMPAC SECURED ASSETS CORP.


                                  By:     /s/ Richard Johnson
                                          -------------------------------------
                                  Name:   Richard Johnson
                                  Title:  Chief Financial Officer and Secretary


Dated:  May 17, 2001

                                     EXHIBIT